Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two
Director Series VII/VIIR

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One
Director Series VII/VIIR

Supplement dated July 6, 2023 to the variable annuity prospectus and updating summary prospectus dated May 1, 2023.

This contract was previously sold under various marketing names depending on which distribution partner sold the product and/or when the contract was sold. These marketing names include: The Director Series VII/VIIR, The BB&T Director Series II/IIR, AmSouth Variable Annuity Series II/IIR, The Director Select Series II/IIR, The Director Choice Series II/IIR, The Huntington Director Series I/IR, The Director Solution Series I/IR, Director Preferred Series I/IR, Director Elite Series I/IR, The Wachovia Director Series I/IR, Fifth Third Director Series I/IR, Director Classic Series I/IR, Wells Fargo Director Series I/IR, First Horizon Director, and NatCity Director.
ATTENTION: This supplement only impacts the following contract: Director Elite Series I/IR

In Appendix A - Funds Available Under the Contract: the following fund fee is updated as follows:

Fund and Adviser/Subadviser	Current Expenses
PSF PGIM Jennison Focused Blend Portfolio - Class II Adviser: PGIM Investments LLC Subadviser: Jennison Associates LLC	1.16%*

This supplement should be retained for future reference.

HV-8006